UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: July 16, 2014

(Date of earliest event reported)

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number 000-27261

Delaware	93-0549963
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on the CH2M HILL’s Form 8-K filed with the Securities and Exchange Commission on July 1, 2014, Lee A. McIntire announced that he will retire as the Executive Chairman of the Board of Directors of CH2M HILL effective September 18, 2014.

On July 16, 2014, the CH2M HILL Board of Directors appointed Jacqueline C. Hinman as the Chairman of the Board effective September 18, 2014.  In addition, on July 16, 2014, Mark A. Fallon, CH2M HILL’s President of the Facilities & Urban Environments Market, was appointed by the CH2M HILL Board of Directors as a Director to fill the vacancy resulting from Mr. McIntire’s retirement from the Board, effective September 18, 2014.  Mr. Fallon’s term will expire in 2015.

There are no related party transactions between CH2M HILL and Mr. Fallon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M HILL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: July 18, 2014	By:	/s/ Gregory S. Nixon
Gregory S. Nixon
Executive Vice President & Chief Legal Officer